Ivy Funds

Supplement dated January 11, 2013 to the

Ivy Funds Prospectus

dated July 31, 2012

and as supplemented September 12, 2012, December 3, 2012, January 2, 2013 and January 7, 2013

The following replaces the Annual Fund Operating Expenses table and footnotes in the “Fees and Expenses” section on page 3 for Ivy Core Equity Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.25%
Other Expenses	0.35%	0.66%	0.38%	0.77%	0.24%	0.25%
Total Annual Fund Operating Expenses	1.30%	2.36%	2.08%	1.72%	0.94%	1.20%
Fee Waiver and/or Expense Reimbursement2,[3,4]	0.15%	0.00%	0.00%	0.37%	0.10%	0.36%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	2.36%	2.08%	1.35%	0.84%	0.84%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2013, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the expenses for Class E shares at 1.35%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

[3]

Through July 31, 2013, to the extent that the total annual fund operating expenses of the Class Y shares exceeds the total annual fund operating expenses of the Class A shares, IFDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual fund operating expenses of the Class Y shares do not exceed the total annual fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

[4]

Through July 31, 2014, IICO, IFDI, and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the expenses as follows: Class A shares at 1.15%, Class B shares at 2.40%, Class C shares at 2.13%, Class I shares at 0.84% and Class Y shares at 0.84%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

The following replaces the “Example” section on pages 3-4 for Ivy Core Equity Fund:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the periods indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$949	$1,233	$2,040
Class B Shares	639	1,036	1,360	2,432
Class C Shares	211	652	1,119	2,410
Class E Shares	725	1,100	1,511	2,650
Class I Shares	86	290	510	1,146
Class Y Shares	86	345	625	1,423

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$949	$1,233	$2,040
Class B Shares	239	736	1,260	2,432
Class C Shares	211	652	1,119	2,410
Class E Shares	725	1,100	1,511	2,650
Class I Shares	86	290	510	1,146
Class Y Shares	86	345	625	1,423

Supplement	Prospectus	1